UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

TEXAS PACIFIC LAND TRUST

(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of a Report of Operations — Unaudited, announcing certain of its financial results for the three months and one year periods, both ended December 31, 2007, which was released to the press on February 1, 2008. A copy of the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Months and One Year Periods Ended December 31, 2007 and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST
Date: February 1, 2008	By:	/s/Roy Thomas
Roy Thomas
General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Months and One Year Periods Ended December 31, 2007 and 2006.

Exhibit 99.1

TEXAS PACIFIC LAND TRUST

1700 Pacific Avenue

Suite 1670

Dallas, Texas 75201

______

TRUSTEES:	ROY THOMAS
Maurice Meyer III	Telephone (214) 969-5530	General Agent
John R. Norris III
James K. Norwood	DAVID M. PETERSON
Assistant General Agent

TEXAS PACIFIC LAND TRUST

REPORT OF OPERATIONS - UNAUDITED

	Three Months Ended
	December 31, 2007	December 31, 2006
Rentals, royalties and other income	$4,129,382	$3,130,823
Land sales	75,000	6,577,874
Total income	$4,204,382	$9,708,697
Provision for income tax	$1,016,949	$1,774,434
Net income	$2,170,989	$3,800,222
Net income per sub-share	$ .21	$ .36
Average sub-shares outstanding during period	10,502,208	10,639,042

	Year Ended
	December 31, 2007	December 31, 2006
Rentals, royalties and other income	$13,902,447	$14,821,035
Land sales	1,932,664	8,201,447
Total income	$15,835,111	$ 23,022,482
Provision for income tax	$ 3,628,026	$ 5,309,153
Net income	$ 8,249,688	$ 11,569,862
Net income per sub-share	$ .78	$1.08
Average sub-shares outstanding during period	10,536,367	10,695,644

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the Trust's future operations and prospects, the markets for real estate in the areas in which the Trust owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competition, management's intent, beliefs or current expectations with respect to the Trust's future financial performance and other matters. We assume no responsibility to update any such forward-looking statements.